Commitments and Contingencies	9 Months Ended
Sep. 30, 2013
Commitments and Contingencies
Commitments and Contingencies

7. Commitments and Contingencies

  Leases

        The Company leases its office facilities in San Mateo, California, Portland, Oregon, Dublin, Ireland and Sydney, Australia under operating lease agreements expiring in 2016. Under terms of the leases, the Company is responsible for certain insurance, property taxes, and maintenance expenses. Rent expense for non-cancellable operating leases with scheduled rent increases is recognized on a straight line basis over the terms of the leases. The difference between required lease payments and rent expense has been recorded as deferred rent. Deferred rent as of December 31, 2011, 2012 and September 30, 2013 (unaudited), of $176,000, $148,000 and $1,481,000, respectively, are all long-term.

        Rent expense under these operating leases was $346,000, $798,000, $1,488,000, $906,000 and $1,985,000 for the years ended December 31, 2010, 2011, 2012 and the nine months ended September 30, 2012 (unaudited) and 2013 (unaudited), respectively.

        As of December 31, 2012, the Company had no capital leases. As of December 31, 2012, future minimum operating lease payments are as follows for the year ending December 31 (in thousands):

2013	$2,367
2014	2,765
2015	3,014
2016	2,072
2017 and beyond	—

Total	$10,218

        In addition, on April 15, 2013, the Company entered into a definitive lease agreement whereby the Company will lease approximately 10,406 square feet of office space in Portland, Oregon. The Company's contractual operating lease obligation under this agreement is approximately $1.2 million, payable over the five-year term of the lease. (unaudited)

  Contractual Commitments

        Contractual agreements with third parties consist of co-location hosting services, software licenses, maintenance and support for our operations. As of December 31, 2012, future payments for non-cancellable contractual agreements are $2.7 million, $616,000 and $113,000 in 2013, 2014 and 2015, respectively.

        In addition, on September 30, 2013, the Company entered into an amendment with a vendor related to a software end user agreement which grants the Company the right to use the software and technical support and provides for the conversion to a limited perpetual license at the end of the term. The Company's contractual obligation under this agreement is approximately $1.8 million, payable over the three-year term of the agreement. (unaudited)

  Legal Proceedings

        From time to time, the Company may be involved in various legal proceedings arising from the normal course of business activities. The Company is not currently a party to any legal proceedings that would have a material adverse effect on the business.

        On May 17, 2013, iHance, Inc. filed a complaint against us in the United States District Court for the Northern District of California, alleging that a salesperson email tracking feature in our Marketo Sales Insight application infringed upon certain of iHance's patents. On July 29, 2013, we filed an answer to the complaint, denying iHance's infringement allegations and asserting a counterclaim for a declaratory judgment of noninfringement and invalidity. On August 9, 2013, we filed an amended answer with respect to our counterclaim. On November 25, 2013, we entered into a confidential Settlement Agreement with iHance pursuant to which we agreed to pay $950,000 to iHance in exchange for iHance's release of all claims against us arising prior to November 25, 2013 and iHance's covenant not to sue us alleging that our Marketo Sales Insight application infringes upon the patents that were the subject of the complaint. On November 27, 2013, iHance's claim against us was dismissed with prejudice by the United States District Court, Northern District of California. (unaudited)